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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Sections 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event
  reported):  October 18, 1996



                             Riverwood Holding, Inc.
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             (Exact name of registrant as specified in its charter)



     Delaware                     1-11113                        58-2205241
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    (State of            (Commission File Number)              (IRS Employer
 Incorporation)                                             Identification No.)


                           1013 Centre Road, Suite 350
                           Wilmington, Delaware  19805
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                    (Address of principal executive offices)


                     c/o Riverwood International Corporation
                                 (770) 644-3000
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                         (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS.


          On October 18, 1996, Riverwood International Corporation (the "Company") and a Company subsidiary completed the sale to Plum Creek Timber Company, L.P. ("Plum Creek") and a Plum Creek subsidiary of substantially all of the assets of the U.S. Timberlands/Wood Products business segment. The Company is an indirect wholly owned subsidiary of Riverwood Holding, Inc., the registrant. The assets sold consisted of approximately 529,000 acres of owned timberlands and approximately 9,000 acres of leased timberlands located principally in Louisiana and Arkansas, a sawmill and a plywood plant located in Joyce, Louisiana, a sawmill located in Huttig, Arkansas, a seedling nursery in Texas, and related assets. The consideration for the sale consisted of a cash price of approximately $550 million (subject to certain postclosing adjustments), determined through negotiation between the parties. In addition, Plum Creek assumed certain specified preclosing liabilities. In connection with the sale, the Company and Plum Creek entered into a long-term supply agreement under which the Company will purchase, at market-based prices, a majority of the requirements for pine pulpwood and residual chips of its West Monroe, Louisiana mill, as well as a portion of the Company's needs for hardwood pulpwood at that mill.

          Consent to the sale was obtained from the lenders under the Company's senior secured credit agreements. The Company has applied $400.0 million of the sale proceeds to repay term loan borrowings under these credit agreements, including approximately $375.0 million of tranche "A" loans, approximately $18.4 million of tranche "B" loans and approximately $6.6 million of tranche "C" loans. Scheduled term loan principal payments under these credit agreements have been reduced to reflect this application of proceeds. Annual term loan amortization requirements will now be approximately $1.0 million, $3.0 million, $28.0 million, $80.2 million, $124.7 million, $173.0 million, $184.1 million and $156.0 million for the years 1997 through 2004, respectively. The Company has applied the remaining sale proceeds to pay outstanding revolving credit borrowings under its credit agreements. This application of proceeds did not involve any revolving credit commitment reduction and resulted in revolving credit availability of approximately $350 million as of October 18, 1996. In addition, financial and other covenants in the Company's credit agreements have been amended to reflect the sale as well as its financial results and current market and

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operating conditions.  The Company does not anticipate any significant gain or loss on the sale.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(C)  EXHIBITS.

2a Asset Purchase Agreement, dated as of August 6, 1996, by and among Plum Creek Timber Company, L.P., Riverwood International Corporation and New River Timber, LLC, including a list of omitted schedules and exhibits and an undertaking of the registrant to furnish supplementally a copy of any such omitted schedule or exhibit to the Securities and Exchange Commission upon request (incorporated by reference to Exhibit 2 to the Registrant's Current Report on Form 8-K filed August 22, 1996 (Commission File No. 1-11113)).

2b Amendment to Asset Purchase Agreement, dated as of October 16, 1996, among Plum Creek Timber Company, L.P., Riverwood International Corporation and New River Timber, LLC.

2c Wood Products Supply Agreement, dated as of October 18, 1996, between Plum Creek Timber Company, L.P. and Riverwood International Corporation, including a list of omitted annexes and an undertaking of the registrant to furnish supplementally a copy of any such omitted annex to the Securities and Exchange Commission upon request.

4a Amendment No. 1, dated as of September 13, 1996, to the Credit Agreement, dated as of March 20, 1996, among Riverwood International Corporation, the lenders party thereto, and The Chase Manhattan Bank (formerly known as Chemical Bank), as administrative agent.

4b Amendment No. 2, dated as of September 17, 1996, to the Credit Agreement, dated as of March 20, 1996, among Riverwood International Corporation, the lenders party thereto, and The Chase Manhattan Bank (formerly known as Chemical Bank), as administrative agent.

99   Press Release, dated October 21, 1996.

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RIVERWOOD HOLDING, INC.


Date: October 21, 1996                  By:  Bill H. Chastain
                                        ---------------------------------
                                             Bill H. Chastain
                                             Secretary

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                                  EXHIBIT INDEX


Exhibit                       Exhibit                                  Page
Number                        Description                             Number
------                        -----------                             ------

2a Asset Purchase Agreement, dated as of August 6, 1996, by and among Plum Creek Timber Company, L.P., Riverwood International Corporation and New River Timber, LLC, including a list of omitted schedules and exhibits and an undertaking of the registrant to furnish supplementally a copy of any such omitted schedule or exhibit to the Securities and Exchange Commission upon request (incorporated by reference to Exhibit 2 to the Registrant's Current Report on Form 8-K filed August 22, 1996 (Commission File No. 1-11113)).

2b Amendment to Asset Purchase Agreement, dated as of October 16, 1996, among Plum Creek Timber Company, L.P., Riverwood International Corporation and New River Timber, LLC.

2c Wood Products Supply Agreement, dated as of October 18, 1996, between Plum Creek Timber Company, L.P. and Riverwood International Corporation, including a list of omitted annexes and an undertaking of the registrant to furnish supplementally a copy of any such omitted annex to the Securities and Exchange Commission upon request.

4a Amendment No. 1, dated as of September 13, 1996, to the Credit Agreement, dated as of March 20, 1996, among Riverwood International Corporation, the lenders party thereto, and The Chase Manhattan Bank (formerly known as Chemical Bank), as administrative agent.

4b Amendment No. 2, dated as of September 17, 1996, to the Credit Agreement, dated as of March 20, 1996, among Riverwood International Corporation, the lenders party thereto, and The Chase Manhattan Bank (formerly known as Chemical Bank), as administrative agent.

99   Press Release, dated October 21, 1996.


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